SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-MARK IV INDUSTRIES

                    GAMCO INVESTORS, INC.
                                 8/28/00           20,000-           22.5000
                                 8/21/00            1,000-           22.5000
                                 8/18/00           20,000-           22.5625
                                 8/17/00           31,000-           22.5625
                                 8/14/00            1,000-           22.4375
                                 8/11/00           25,000-           22.4975
                                 8/10/00           20,700-           22.4310
                                 8/10/00            6,000-           22.4375
                                 8/10/00           20,000-           22.4800
                                 8/10/00           15,000-           22.4310
                                 8/09/00           25,000-           22.3750
                                 8/09/00           32,000-           22.3750
                                 8/08/00              500-           22.3750
                                 8/04/00            2,000-           21.9375
                                 8/01/00           10,000-           21.9375
                                 7/31/00           20,000-           21.8906
                                 7/27/00            5,000-           21.2500
                                 7/26/00            2,100-           21.1250
                                 7/26/00            5,000-           21.3750
                                 7/26/00            5,000-           21.1875
                                 7/24/00           11,000-           21.2386
                                 7/21/00              900-           21.1250
                                 7/21/00            1,000-           21.0625
                                 7/21/00            5,000-           21.1875
                                 7/20/00           44,100-           21.2050
                                 7/20/00           10,000-           21.2500
                                 7/19/00           57,500-           21.1501
                                 7/17/00           16,500-           21.1383
                                 7/12/00            4,500-           21.0000
                                 7/12/00           35,000-           21.0654
                                 7/12/00           23,000-           21.0571









                                                SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-MARK IV INDUSTRIES

                    GAMCO INVESTORS, INC.
                                 7/10/00              400-           21.6250
                                 7/06/00            2,900-           21.5625
                                 7/06/00            1,000-           21.5000
                                 7/05/00              500            21.3125
                                 7/05/00            6,500-           21.0625
                                 7/03/00           10,000-           20.9910
                                 7/03/00            7,100-             *DO
                                 7/03/00           21,000-           20.9910
                                 6/30/00            4,000            21.0000
                                 6/29/00            1,600            21.1250
                                 6/29/00           15,000-           21.2500
                                 6/28/00           10,000-           21.0356
                                 6/28/00            5,000-           21.1250
                    GABELLI ASSOCIATES LTD
                                 8/04/00            5,000            21.9375
                                 8/04/00           75,000            22.0000
                                 8/03/00           20,000            21.9688
                    GABELLI ASSOCIATES FUND
                                 8/23/00            5,000            22.5000
                                 8/18/00           46,400            22.5337
          GABELLI FUNDS, LLC.
                         GABELLI CAPITAL ASSET FUND
                                 8/08/00           15,000-           22.3125


          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NYSE.

          (2) PRICE EXCLUDES COMMISSION.

          (*) RESULTS IN CHANGE OF DISPOSITIVE POWER AND BENEFICIAL OWNERSHIP.












                                                 SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

          CONVERTIBLE NOTES- MARK IV 4.75%

                    GAMCO INVESTORS, INC.
                                 8/28/00            3,290-           97.7318
                                 8/28/00              500-           97.5000
                                 7/31/00               20-             *DO
                                 7/24/00              100-           93.5000
                                 7/18/00               20-           93.0000










          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NYSE.

          (2) PRICE EXCLUDES COMMISSION.

          (*) RESULTS IN CHANGE OF DISPOSITIVE POWER AND BENEFICIAL OWNERSHIP.